Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE

AND FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Clear System Recycling, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Arthur John Carter, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sect. 1350, as adopted pursuant to Sect. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 13th day of August, 2012.

By /s/ Arthur John Carter

Arthur John Carter

Chief Executive Officer